UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12

Acer Therapeutics Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACER THERAPEUTICS INC.

ONE GATEWAY CENTER, SUITE 351

300 WASHINGTON STREET

NEWTON, MASSACHUSETTS 02458

April 15, 2022

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Acer Therapeutics Inc. on Friday, May 20, 2022 at 11:00 a.m. Eastern Time. In light of the ongoing developments related to the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the Annual Meeting via the Internet at https://www.cstproxy.com/acertx/2022.

It is important that your shares be represented and voted at the virtual meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope or vote by Internet or by following the instructions on your voting instruction form. Returning the proxy or voting by Internet or vote instruction form will ensure your representation at the Annual Meeting regardless of whether you attend the virtual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

Thank you for your ongoing support and continued interest in Acer.

Sincerely yours,

/s/ Chris Schelling

Chris Schelling

President and Chief Executive Officer

If you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact our proxy solicitor:

ADVANTAGE PROXY

(877) 870-8565 (toll free)

ACER THERAPEUTICS INC.

ONE GATEWAY CENTER, SUITE 351

300 WASHINGTON STREET

NEWTON, MASSACHUSETTS 02458

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2022

The Annual Meeting of stockholders of Acer Therapeutics Inc. (the “Company”) will be held on Friday, May 20, 2022, at 11:00 a.m. Eastern Time. In light of the ongoing developments related to the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the Annual Meeting via the Internet at https://www.cstproxy.com/acertx/2022. Stockholders are being asked to vote to:

1.

Elect Stephen J. Aselage, Jason Amello, John M. Dunn, Michelle Griffin and Chris Schelling to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;

2.	Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers;

3.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

4.	Transact any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice.

Only stockholders who owned common stock at the close of business on March 31, 2022 can vote at this meeting or any adjournments or postponements that may take place. All stockholders are cordially invited to attend the virtual meeting. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose or vote by Internet or by vote instruction form. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the virtual meeting may vote electronically even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

By Order of the Board of Directors,

/s/ Chris Schelling

Chris Schelling

President and Chief Executive Officer

Dated: April 15, 2022

The Board of Directors solicits the enclosed proxy. Your vote is important no matter how large or small your stockholdings. To assure your representation at the meeting, please complete, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope provided or vote by Internet or by vote instruction form.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 20, 2022: This Proxy Statement and our 2021 Annual Report on Form 10-K are available at https://www.cstproxy.com/acertx/2022

ACER THERAPEUTICS INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2022

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of our Board of Directors (“Board”) for use at the annual meeting of stockholders to be held on Friday, May 20, 2022, at 11:00 a.m. Eastern Time (the “Annual Meeting”), or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held virtually at https://www.cstproxy.com/acertx/2022. There will be no physical location. The meeting will only be conducted via an audio webcast. We intend to mail this Proxy Statement and accompanying proxy card to stockholders on or about April 15, 2022.

The Board of Acer Therapeutics Inc. prepared this Proxy Statement for the purpose of soliciting proxies for our Annual Meeting of Stockholders. The terms “we,” “our,” the “Company” or “Acer,” refer to Acer Therapeutics Inc., a Delaware corporation.

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission (the “SEC”). We make available, free of charge through our website (www.acertx.com), our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the SEC. These reports can be found under “SEC Filings” through the “Investor Relations” section of our website. We will provide to any stockholder without charge, upon the written request of that stockholder, a copy of our Annual Report on Form 10-K (without exhibits), including financial statements and financial statement schedules. Such requests should be addressed to Investor Relations, Acer Therapeutics Inc., One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458.

Voting

Before the meeting, you may vote your shares if they are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, by (i) completing, signing, dating and returning the enclosed proxy card by mail in the postage paid envelope provided so that it is received before the polls close at the Annual Meeting, or (ii) using the Internet to vote your proxy 24 hours a day, 7 days a week, so that your electronic vote is received by 11:59 p.m., Eastern Time, on May 19, 2022. If you would like to vote electronically and are a stockholder of record, you may do so by using the control number which appears on your proxy card to log on and follow the instructions included with your proxy card. You are encouraged to vote electronically by Internet. If you vote by Internet, you do not need to return your proxy card. Please follow the directions on your proxy card carefully. Stockholders are encouraged to vote and submit proxies in advance of the Annual Meeting by Internet or mail as early as possible to avoid COVID-19 related processing delays.

If your shares are held in a brokerage account in the name of a broker, bank or other nominee (this is called “street name”), then you are the beneficial owner of the shares and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker, bank or nominee on how to vote the shares in your account, and you may also be able to vote by telephone or via the Internet depending on the voting procedures used by your broker, bank or nominee. You may receive a separate voting instruction form with this Proxy Statement, and you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the telephone or Internet. If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee for any deadline to return your vote instruction form.

Whether or not you plan to attend the meeting, we encourage you to vote your shares before the meeting. You may vote your shares at the meeting if you attend online, even if you previously submitted a proxy card or voted by Internet. Please note that if your shares are held in “street name” and you wish to vote at the meeting, you will not be permitted to do so unless you first obtain a legal proxy issued in your name from the broker, bank or nominee that holds your shares.

Attendance and Voting at the Virtual Annual Meeting

After careful consideration, in light of the ongoing developments related to the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. In addition, we believe that the virtual meeting format will expand stockholder access and participation. You will not be able to attend the Annual Meeting in person.

You are entitled to attend the virtual Annual Meeting, vote your shares electronically at the meeting and submit questions only if you were a stockholder of record as of the record date for the Annual Meeting, March 31, 2022, or if you hold a valid legal proxy for the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Stockholders participating in the virtual meeting will be in listen-only mode and will not be able to speak during the webcast. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their device audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

Registered Stockholders

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust, and you wish to attend the virtual Annual Meeting or vote at the Annual Meeting, go to https://www.cstproxy.com/acertx/2022 and enter the control number included on your proxy card, and click on the “Click here to preregister for the online meeting” link at the top of the page. Prior to the start of the meeting, you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

Beneficial stockholders who wish to attend the online-only virtual Annual Meeting or vote at the Annual Meeting must obtain a legal proxy by contacting their account representative at the broker, bank or other nominee that holds their shares, and then e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent, Continental Stock Transfer & Trust, proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental at least five business days prior to the meeting date.

Submission of Questions at the Virtual Annual Meeting

An online portal will be available to our stockholders at https://www.cstproxy.com/acertx/2022 for the Annual Meeting. By accessing this portal, stockholders will be able to submit questions in advance or at the

Annual Meeting. To demonstrate proof of stock ownership, you will need to log on to the portal by entering the control number included on your proxy card or the meeting control number provided by Continental to submit questions. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before stockholder vote at the 2022 Annual Meeting, as time permits.

Technical Assistance Provided Before and During the Virtual Annual Meeting

Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call our support team at (917) 262-2373.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before its use by delivering to the Secretary of Acer, One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458, written notice of revocation or a duly executed proxy bearing a later date or by attending the virtual Annual Meeting and voting electronically. If you are a “street name” holder, your broker, bank or other nominee can provide instructions explaining how you may change or revoke your voting instructions. Logging in for virtual attendance at the Annual Meeting alone will not revoke your proxy.

Quorum, Abstentions and Broker Non-Votes

Only stockholders of record at the close of business on March 31, 2022 will be entitled to notice of and to vote at the virtual Annual Meeting. As of the record date, there were 14,310,244 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted:

•	“FOR” each of the five nominees for director;

•	“FOR” approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers; and

•	“FOR” ratification of the appointment of our independent registered public accounting firm.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the person named as proxy in the enclosed form of proxy will have discretionary authority to vote according to his or her own discretion.

The required quorum for the transaction of business at the virtual Annual Meeting is a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting, whether present online or represented by proxy. Our bylaws provide that unless otherwise provided by law or by our Certificate of Incorporation, all matters other than the election of directors shall be decided by the affirmative vote of a majority of the shares of stock represented and present at the Annual Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the virtual Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining.

The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers, banks and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to Nasdaq-listed companies), such as the ratification of the appointment of our independent registered public accounting firm. Non-routine items for which brokers, banks and nominees do not have discretionary voting power include the election of directors and the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers.

If you hold your shares in street name or through a broker, bank or other nominee, it is important that you direct your broker how to vote your shares.

Vote Required

Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares of common stock present, or represented by proxy, and entitled to vote at the virtual Annual Meeting. This means the five nominees for director receiving the highest number of affirmative votes will be elected. Proxies marked “Withhold Authority” will not affect the election of a candidate who receives a plurality of votes. The election of directors is a matter on which a broker, bank or other nominee is generally not empowered to vote using discretion, and therefore, broker non-votes may exist but will have no effect on the outcome of the election of nominees for director. Stockholders may not cumulate votes in the election of directors. We urge you to provide any necessary voting instructions to your broker, bank or nominee if you hold your shares in street name in order for your vote to be considered for this proposal.

Proposal 2. Approval of Proposal 2 (i.e., approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers) requires the affirmative vote of the holders of a majority of the voting power present or represented by proxy and voting at the Annual Meeting. Proposal 2 is a matter on which a broker or other nominee is generally not empowered to vote using discretion, and therefore, abstentions and broker non-votes may exist with respect to this proposal. Accordingly, we urge you to provide any necessary voting instructions to your broker or nominee if you hold your shares in street name in order for your vote to be considered for Proposal 2. Abstentions will not affect the outcome.

Proposal 3. Approval of Proposal 3 (i.e., the ratification of the appointment of the independent registered public accounting firm) is a matter on which a broker, bank or other nominee is generally empowered to vote, and therefore, broker non-votes are not expected to exist with respect to this proposal. Abstentions will not affect the outcome.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail and through our employees, we will request that brokers, banks and nominees representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners, and we may reimburse these parties for their reasonable out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation. We have retained Advantage Proxy to assist us in soliciting proxies using the means referred to above. We will pay the fees of Advantage Proxy, which we expect to be approximately $6,000, plus reimbursement of out-of-pocket expenses.

If you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares or how to attend the virtual meeting, you may contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free).

Stockholder Proposals

Proposals of stockholders that are intended to be presented at our 2023 Annual Meeting of Stockholders and the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary at the address of our principal executive offices noted above no later than December 17, 2022 in order to be included in the proxy statement and proxy materials relating to that meeting. Moreover, with respect to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, pursuant to our bylaws such stockholder must provide written notice of such proposal so that it is received by our Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days before or after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by means of a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by us with the SEC. In addition, stockholders must comply in all respects with the rules and regulations of the SEC then in effect and the requirements of our bylaws.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board currently consists of five members, each with a term expiring at the Annual Meeting. The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has nominated, the five incumbent directors for election at the Annual Meeting. Unless otherwise directed, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve until the 2023 annual meeting or until their successors have been duly elected and qualified. All of the nominees have indicated to us that they will be available to serve as directors. If any of the nominees become unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board as may be determined by the holders of the proxy. There are no family relationships among our executive officers and directors.

Director Nominees

Individuals nominated for election at the Annual Meeting and their ages as of April 1, 2022 are as follows:

Name	Age	Position
Stephen J. Aselage	70	Chairman of the Board
Jason Amello	53	Director
John M. Dunn	70	Director
Michelle Griffin	56	Director
Chris Schelling	46	Director, President and Chief Executive Officer

Biographical information for our director nominees is set forth below:

Stephen J. Aselage has served as Chairman of the Board since the completion of the 2017 merger of Opexa Therapeutics Inc. and private Acer Therapeutics Inc. From October 2015 until the merger, Mr. Aselage served as the Chairman of private Acer’s Board. Most recently, he was the Chief Executive Officer of Travere Therapeutics, Inc. (formerly known as Retrophin, Inc.), a Nasdaq-listed, biopharmaceutical company, from November 2014 until his retirement in January 2019, and remains a member of its Board of Directors since October 2012. From May 2014 to November 2014, Mr. Aselage served as the Chief Operations Officer and interim Chief Executive Officer of Travere Therapeutics, Inc. Prior to joining Travere Therapeutics, Inc., he held a variety of roles at BioMarin Pharmaceutical Inc., a Nasdaq-listed biotechnology company, as Executive Vice President and Chief Business Officer from December 2009 to September 2012 and Senior Vice President of Global Commercial Development from July 2005 to December 2009. He has also held leadership roles at Cell Therapeutics, Inc., Sangstat Medical Corporation, Advanced Tissue Sciences, Inc. and Genentech, Inc. Mr. Aselage earned a B.S. in biology from the University of Notre Dame. Mr. Aselage currently serves on the Advisory Council for the Department of Science at the University of Notre Dame and also serves on the Board of Directors at BioCryst Pharmaceuticals, Inc. and at Acuitas Therapeutics. We believe that Mr. Aselage is qualified to serve on our Board due to his extensive experience in the pharmaceuticals and biotechnology industry, which will enable him to contribute important insights to our Board on strategic leadership and drug commercialization matters.

Jason Amello has served as a director since the completion of the 2017 merger. Since September 2020, Mr. Amello has served as Chief Financial Officer of Saniona AB, a rare disease biopharmaceutical company listed on Nasdaq Stockholm Small Cap. From September 2013 to August 2020, he served as Senior Vice President, Chief Financial Officer and Treasurer of Akebia Therapeutics, Inc., a Nasdaq-listed biopharmaceutical company. From May 2012 to May 2013, Mr. Amello served as Executive Vice President, Chief Financial Officer and Treasurer of ZIOPHARM Oncology, Inc., a Nasdaq-listed biopharmaceutical company. From April 2000 to June 2011, he held various positions at Genzyme Corporation, a then Nasdaq-listed biotechnology company, most recently as Senior Vice President, Corporate Controller, and Chief Accounting Officer. Earlier in his career, Mr. Amello spent ten years in the business advisory and assurance practice of Deloitte, serving in various roles of increasing responsibility through Senior Manager. He currently serves on the Board of Directors of the New England Baptist Hospital, an orthopedic specialty hospital. Mr. Amello earned a B.A. in accounting from Boston College and is a Certified Public Accountant in the Commonwealth of Massachusetts. We believe that Mr. Amello is qualified to serve on our Board due to his extensive experience in finance related to managing life sciences companies, which will enable him to contribute important insights to our Board on financial matters toward the continued growth and expansion of Acer.

John M. Dunn has served as a director since the completion of the 2017 merger. From October 2015 until the merger, Mr. Dunn served as a member of private Acer’s Board of Directors. Since April 2021, Mr. Dunn has served as General Counsel for CalciMedica Inc. From April 2019 to April 2021, he worked as a consultant in the life sciences industry. From November 2014 to April 2019, he served as General Counsel of Vital Therapies, Inc., a Nasdaq-listed biotherapeutic company. Prior to joining Vital Therapies, Mr. Dunn was a consultant from February 2012 to November 2014, an Executive Vice President of Biogen Idec, Inc., now Biogen Inc., a biotechnology company, from November 2003 to January 2012, where he was the head of that firm’s corporate venture group, and General Counsel of IDEC Pharmaceuticals from 2002 until its merger with Biogen in November 2003. Mr. Dunn has served as a director of Sharp Healthcare, a nonprofit regional health care delivery system, since 2019. Mr. Dunn earned a B.S. in finance and a J.D. from the University of Wyoming. We believe that Mr. Dunn is qualified to serve on our Board as a result of his deep experience relating to corporate governance and regulatory and financing matters in the pharmaceuticals and biotechnology industry, which will enable him to contribute important strategic insights to our Board.

Michelle Griffin has served as a director since the completion of the 2017 merger. Ms. Griffin serves as a member of the Board of Directors and as Chair of the Audit Committee for publicly traded companies Chinook Therapeutics, Inc. since October 2020, Adaptive Biotechnologies Corporation since March 2019, and HTG Molecular Diagnostics, Inc. since August 2018. From 2013 to 2020, Ms. Griffin served as the Principal of Pacific Biotechnology Consulting Group, a firm providing consulting services to biotechnology companies and their Boards of Directors. Ms. Griffin previously served as a member of the Board of Directors and as Chair of the Audit Committee for publicly traded companies PhaseRx, Inc. from 2016 until its acquisition by Roivant Sciences GmbH in 2018, OncoGenex Pharmaceuticals, Inc. from 2008 to 2011, and Sonus Pharmaceuticals, Inc. (subsequently acquired by OncoGenex) from 2004 to 2008. Ms. Griffin served from January 2011 to March 2013 as Executive Vice President, Operations and Chief Financial Officer of OncoGenex Pharmaceuticals, Inc. During various periods from 1997 to 2011, she served in the capacity of Chief Financial Officer for Trubion Pharmaceuticals, Inc., Dendreon Corporation and Corixa Corporation. Ms. Griffin earned a B.S. in marketing from George Mason University and an M.B.A. with a specialization in finance and international business from Seattle University. We believe that Ms. Griffin is qualified to serve on our Board as a result of her extensive operational experience in the biotechnology industry and deep experience in public company financial matters, which will enable her to contribute important insights to our Board on drug development and financial matters.

Chris Schelling has served as a director and as our President and Chief Executive Officer since the completion of the 2017 merger of Opexa Therapeutics, Inc. and private Acer. Mr. Schelling founded private Acer Therapeutics Inc. in December 2013 and served as a director from that time until the 2017 merger. From December 2013 to February 2016, he served as private Acer’s Chief Operating Officer, and from February 2016 until the merger, he served as private Acer’s President and Chief Executive Officer. Prior to founding private Acer, he served as Executive Director of Strategic Marketing at BioMarin Pharmaceutical Inc., a Nasdaq-listed biotechnology company, from May 2006 to October 2012. Mr. Schelling also founded Censa Pharmaceuticals Inc. in 2015 and served as a director until the acquisition by PTC Therapeutics Inc. in May 2020. He has also served as a director at Cascade Prodrug, Inc. since June 2017. He has also held roles at Abgenix, Inc., Cell Therapeutics, Inc., Stanford Research Institute Consulting and Organon. Mr. Schelling earned a B.A. in biology and history from Carroll College. We believe that Mr. Schelling’s role in the founding of Acer, his experience as Acer’s Chief Executive Officer and his experience in the biotechnology industry qualify him to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH THE ABOVE NOMINEES

Board and Committee Meetings

Members of the Board are encouraged to attend the Annual Meeting; however, we do not have a policy regarding director attendance at annual meetings. No directors attended the 2021 annual meeting. During the year ended December 31, 2021, the Board held five meetings, and each director attended at least 75% of the total number of meetings held by the Board and all committees on which such director served during the period he or she was a director.

Director Independence

The Board determined that Ms. Griffin and Messrs. Amello, Aselage and Dunn are each an independent director within the meaning of Nasdaq listing standards, which directors constitute a majority of the Board. The Board has determined that each member of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees is independent (or similarly designated) based on the Board’s application of the standards of Nasdaq and the rules and regulations promulgated by the SEC or the Internal Revenue Service, as appropriate for such committee membership.

Committees of the Board of Directors

We currently have a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board has adopted written charters for each of the committees, and copies of the charters are available on our website at www.acertx.com. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

The current members of these committees are as follows:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jason Amello	X
Stephen J. Aselage		C	X
John M. Dunn	X		C
Michelle Griffin	C	X

C = Chair

Audit Committee

The Audit Committee of the Board currently consists of Ms. Griffin (chair), and Messrs. Amello and Dunn, each of whom is an independent, non-employee director. The Audit Committee selects, on behalf of our Board, an independent public accounting firm to audit our financial statements, discusses with the independent registered public accounting firm their independence, reviews and discusses the audited financial statements with the independent registered public accounting firm and management, recommends to our Board whether the audited financials should be included in our annual reports to be filed with the SEC, and oversees management’s identification, evaluation, and mitigation of major risks to the Company. The Audit Committee operates pursuant to a written charter. During the last fiscal year, the Audit Committee held six meetings.

All of the members of the Audit Committee are non-employee directors who: (1) met the criteria for independence as required by Nasdaq listing standards and as set forth in Rule 10A-3(b)(1) under the Exchange Act; (2) did not participate in preparation of our financial statements during the past three years; and (3) are able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. The Board has determined that Ms. Griffin and Messrs. Amello and Dunn each, individually, qualifies as an “audit committee financial expert” as defined in SEC rules and regulations and also possesses the financial sophistication and requisite experience as required under Nasdaq listing standards.

Compensation Committee

The Compensation Committee of the Board currently consists of Mr. Aselage (chair) and Ms. Griffin, each of whom is an independent director. The Compensation Committee reviews and approves (1) the annual salaries and other compensation of our executive officers and (2) individual stock and stock option grants. The Compensation Committee also provides assistance and recommendations with respect to our compensation policies and practices, and assists with the administration of our compensation plans. In evaluating executive officer compensation, the Compensation Committee considers recommendations from the Chief Executive Officer with respect to compensation of the other executive officers. From time to time and as it determines necessary or desirable, the Compensation Committee may retain the services of an independent compensation consultant to advise on compensation-related matters relating to the executive officers and independent directors. During the last fiscal year, the Compensation Committee held one meeting. In addition, the Compensation Committee engaged in discussions without formally meeting, to build consensus on various matters, with formal action thereafter taken by the Board.

The Board has established a Special Equity Grant Committee, the members of which are our President and Chief Executive Officer, Chris Schelling, our Chief Operating Officer and Chief Financial Officer, Harry S. Palmin, and our Chief Legal Officer, Donald R. Joseph. The Special Equity Grant Committee has been delegated the authority to make first-time option grants under our 2018 Stock Incentive Plan to employees (including new employees), other than to any member of our Board or to an officer at or above the level of vice president (whether or not designated as a “Section 16 officer”), within a specified range and subject to an overall cap as established by our Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board currently consists of Messrs. Dunn (chair) and Aselage, each of whom was determined by the Board to be an independent director. The Nominating and Corporate Governance Committee assists our Board in fulfilling its responsibilities by: identifying and approving individuals qualified to serve as members of our Board, selecting director nominees for our annual meetings of stockholders, evaluating the performance of our Board, and developing and recommending to our Board corporate governance guidelines and oversight procedures with respect to corporate governance and ethical conduct. In identifying and evaluating candidates, the committee takes into consideration the criteria approved by the Board and such other factors as it deems appropriate. We do not have a formal diversity policy, and the committee considers a broad range of factors in evaluating prospective director nominees. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee will consider properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Committee. During the last fiscal year, the Nominating and Corporate Governance Committee held two meetings.

Risk Oversight

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for each company. Our Board is actively involved in oversight of risks that could affect Acer. The full Board has retained the responsibility for general oversight of risks, but the Audit Committee primarily oversees those risks that may directly or indirectly impact our financial statements. The Board’s role in the risk oversight process includes receiving reports from members of management and the Audit Committee on areas of material risk to Acer, including operational, financial, legal and regulatory, and strategic risks which enable it to better understand our risk identification, management and mitigation strategies.

Board Leadership Structure

The Board does not have a policy on whether the same person should serve as both the chief executive officer and chairman of the Board or, if the roles are separate, whether the chair should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. However, the Board has committed to elect a lead independent director if the roles of chief executive officer and chair of the Board are held by the same individual at any time. The Board believes that its current leadership structure, with Mr. Aselage serving as a non-employee Chairman of the Board and Mr. Schelling serving as Chief Executive Officer, is in the best interest of stockholders at this time. The current structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

Board Diversity Matrix

The following matrix discloses the gender and demographic backgrounds of our Board as self-identified by its members in accordance with Nasdaq Listing Rule 5606.

Board Diversity Matrix (as of April 1, 2022)
Total Number of Directors	5

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

2021 Director Compensation

The following table presents summary information regarding compensation of the non-employee members of our Board who served during any part of the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	All Other Compensation ($)	Total ($)
Jason Amello	$42,500	$43,589	—	$86,089
Stephen J. Aselage	$73,750	$43,589	—	$117,339
John M. Dunn	$50,000	$43,589	—	$93,589
Michelle Griffin	$55,000	$43,589	—	$98,589

(1)

Amounts shown in this column represent the aggregate grant date fair value of stock option awards made during 2021, calculated in accordance with Accounting Standards Board Topic 718. See Note 2 to our financial statements appearing in our Annual Report on Form 10-K for a discussion of the relevant assumptions used in calculating these amounts.
(2)

The aggregate number of shares underlying outstanding option awards as of December 31, 2021 was: Mr. Amello, 39,000 shares; Mr. Aselage, 57,000 shares; Mr. Dunn, 52,000 shares; and Ms. Griffin, 39,000 shares.

Standard Compensation Arrangements

Independent directors receive compensation for their service on our Board that consists of cash compensation and equity awards as described below. A director who is also our employee does not receive any additional compensation for services as a member of our Board. We reimburse our directors for travel and lodging expenses in connection with their attendance at Board and committee meetings. Our standard compensation arrangements consist of the following:

Board Member Cash Compensation:

•	Annual Board member retainer - $35,000

•	Additional non-executive Board Chair retainer - $25,000

Additional Committee Chair Cash Compensation:

•	Audit - $15,000

•	Compensation - $10,000

•	Nominating/Governance - $7,500

Additional Committee Member Cash Compensation:

•	Audit - $7,500

•	Compensation - $5,000

•	Nominating/Governance - $3,750

Board Member Equity Compensation:

•

Initial stock option award to newly-appointed directors – 9,000 shares, vesting quarterly over a three-year period from the date of grant, with vesting to accelerate immediately prior to a Change in Control (as defined in our 2018 Stock Incentive Plan).

•

Annual stock option award – 15,000 shares, vesting on the one-year anniversary from the date of grant, with vesting to accelerate immediately prior to a Change in Control (as defined in our 2018 Stock Incentive Plan).

Communications to the Board of Directors

The Board has adopted the following policy for stockholders who wish to communicate any concern directly with the Board. Stockholders may mail or deliver their communication to our principal executive offices, addressed as follows:

Addressee (*)

c/o Secretary

Acer Therapeutics Inc.

One Gateway Center, Suite 351

300 Washington Street

Newton, MA 02458

*Addressees: Board of Directors; Audit Committee of the Board of Directors; Nominating and Corporate Governance Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.

Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors currently consists of Ms. Griffin and Messrs. Amello and Dunn, all of whom are independent, non-employee directors.

The Audit Committee operates under a written charter adopted by the Board, which is evaluated annually. The Audit Committee selects, evaluates and, where deemed appropriate, replaces the Company’s independent registered public accounting firm. The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements, except for certain de minimis amounts.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm are responsible for performing an independent audit of Acer’s financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on Acer’s financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed the Company’s audited financial statements for fiscal 2021 and has met and held discussions with management and BDO USA, LLP, the Company’s independent registered public accounting firm for fiscal 2021. Management represented to the Audit Committee that the Company’s financial statements for fiscal 2021 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the financial statements with the independent registered public accounting firm. The Audit Committee also discussed with BDO USA, LLP the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (PCAOB).

BDO USA, LLP also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with BDO USA, LLP the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and BDO USA, LLP, and the Audit Committee’s review of the representation of management and the report of BDO USA, LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Submitted by the Audit Committee of the

Board of Directors of Acer Therapeutics Inc.:

Michelle Griffin, Chair

Jason Amello

John M. Dunn

PROPOSAL 2

APPROVAL OF NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

As described under the heading “Executive Compensation and Other Information – Executive Officer Compensation,” our executive compensation programs are designed to attract, motivate and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of annual, long-term and strategic goals and corporate objectives, and the creation of increased stockholder value. The Compensation Committee, which is comprised of independent directors, continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation for the year ended December 31, 2021. This vote is advisory, which means that the vote on executive compensation is not binding on us, our Board of Directors or the Compensation Committee of the Board of Directors. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our Named Executive Officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our stockholders to vote for the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO USA, LLP (“BDO”) as an independent registered public accounting firm to audit our financial statements for the year ending December 31, 2022, and our Board has directed that management submit the selection of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. BDO has served as our independent registered public accounting firm since March 7, 2019 and audited our financial statements for the fiscal years ended December 31, 2019, 2020 and 2021.

A representative of BDO is expected to be present at the Annual Meeting, will have an opportunity to make a statement if the representative desires but is not expected to do so, and is expected to be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, we are submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed to us for the fiscal years ended December 31, 2021 and 2020 by BDO.

	Years Ended December 31,
	2021	2020
Audit fees (1)	$506,254	$322,064
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees	—	—

Total fees	$506,254	$322,064

(1)

Audit fees consist of fees billed for services relating to the audit of our annual financial statement and review of our quarterly financial statements, services that are normally provided in connection with statutory and regulatory filings or engagements, comfort letters, reports on an issuer’s internal controls, and review of documents to be filed with the SEC (e.g., periodic filings, registration statements, and company responses to SEC comment letters).

(2)

Audit-related fees are related to other assurance and related services that are traditionally performed by an independent accountant such as employee benefit plan audits, due diligence related to mergers and acquisitions, accounting assistance and audits in connection with proposed or consummated acquisitions, attest services that are not required by statute or regulation, and consultations concerning proposed accounting and reporting standards.

(3)	Tax fees are for services relating to tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Board’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Board may also pre-approve particular services on a case-by-case basis. While the Audit Committee’s practice is to pre-approve 100% of any audit-related services, tax services, or other services provided by our independent registered public accounting firm, there were no such services rendered during the last two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF

THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EXECUTIVE OFFICERS

The names of our executive officers and their ages as of April 1, 2022 are as follows:

Name	Age	Position
Chris Schelling	46	President, Chief Executive Officer and Director
Jefferson E. Davis	55	Chief Business Officer
Donald R. Joseph	68	Chief Legal Officer and Secretary
John M. Klopp	47	Chief Technical Officer
Harry S. Palmin	52	Chief Operating Officer and Chief Financial Officer
Bernie Paul	63	Chief People Officer
Adrian Quartel	55	Chief Medical Officer
Matthew T. Seibt	51	Chief Commercial Officer

Biographical information for our executive officers is set forth below:

Chris Schelling. Refer to “Director Nominees” section above for Mr. Schelling’s biographical information.

Jefferson E. Davis was appointed as our Chief Business Officer in February 2021. He previously served as our head of corporate development from July 2020 to January 2021 and as Acting Chief Business Officer of private Acer and then public Acer from December 2013 to October 2018. He served as Vice President of Corporate Development for Censa Pharmaceuticals Inc. from November 2019 until its acquisition by PTC Therapeutics Inc. in May 2020, and as a consultant from May 2015 to November 2019. Mr. Davis was employed by Extera Partners from April 2011 to July 2020, having served as a Partner from October 2014. In addition, he held senior business and corporate development roles at Genzyme, Archemix, ImmunoGen, GenVec, and Eli Lilly during the period of 1996 to 2011. Mr. Davis earned a B.S. in biochemistry from North Carolina State University and an M.B.A. from Duke University.

Donald R. Joseph has served as our Chief Legal Officer and Secretary since April 2018. He previously served as an advisor and consultant to biopharmaceutical and global health organizations. He has over twenty years of biopharmaceutical industry experience, including senior management positions in global health non-profit organizations. Mr. Joseph served as Chief Legal Officer and Board Secretary of Humanigen (previously known as KaloBios Pharmaceuticals, Inc.), a publicly listed company, from June 2013 to November 2015. Prior to Humanigen, he was Chief Executive Officer of BIO Ventures for Global Health, or BVGH, from February to November 2012 and Chief Operating Officer from April 2010 to January 2012. He is a former Chairman and Secretary and former member of the BVGH Board of Directors. He previously served as General Counsel, Corporate Secretary, and in other senior management roles at publicly held biopharmaceutical companies, including Abgenix and Renovis. Mr. Joseph has served since August 2017 as lead independent director of Achieve Life Sciences, a publicly traded pharmaceutical company. Before entering the life sciences industry, Mr. Joseph practiced business law for a number of years in major firms, including as an international partner at Baker & McKenzie. He received his J.D. degree from the University of Texas School of Law, with honors.

John M. Klopp has served as our Chief Technical Officer since September 2019. He previously served as our Vice President, Manufacturing from January 2018 to September 2019. Prior to joining Acer, Mr. Klopp served as Senior Director, Manufacturing Management for Ultragenyx Pharmaceutical Inc., a biopharmaceutical company, where he worked from March 2013 to January 2018. Mr. Klopp holds a B.S. degree in chemistry from Pennsylvania State University and an M.S. in chemistry from the University of California, Berkeley.

Harry S. Palmin has served as our Chief Financial Officer since the completion of the 2017 merger of Opexa Therapeutics, Inc. and private Acer Therapeutics Inc., and was appointed to the additional position of Chief Operating Officer in September 2018. From December 2013 to February 2016, Mr. Palmin served as the

President, Chief Executive Officer and a director of private Acer, and from February 2016 to September 2017 he served as private Acer’s acting Chief Financial Officer. Prior to joining private Acer, he served in a variety of roles at Novelos Therapeutics, Inc., a pharmaceutical company, including as President and director from 1998 to October 2013, Chief Executive Officer from January 2005 to October 2013 and acting Chief Financial Officer from 1998 to September 2005. He has also held roles at Lehman Brothers and Morgan Stanley. Mr. Palmin earned a B.A. in economics from Brandeis University and an M.A. in international economics and finance from the Brandeis University International Business School.

Bernie Paul was appointed as our Chief People Officer in January 2022. He previously served as our Vice President, Human Resources from May 2019 to January 2021. Prior to joining Acer, Mr. Paul served as an advisor and consultant to various corporations from December 2017 to May 2019. Mr. Paul served as Vice President of Human Resources at Clarisonic (acquired by L’Oréal) from June 2011 to December 2017. Earlier in his career, he served as Vice President Human Resources at Trubion Pharmaceuticals (acquired by Emergent BioSolutions) from May 2006 to March 2011 and as Vice President of Human Resources at Corixa Corporation (acquired by GSK) from March 1995 to February 2006. Mr. Paul earned a B.S. in Education from Montana State University at Billings and an M.S. in Education from the State University of New York at Buffalo.

Adrian Quartel was appointed as our Chief Medical Officer in February 2022. He previously oversaw all scientific and medical functions as Chief Medical Officer at Adamas Pharmaceuticals from September 2020 to February 2022. From June 2017 to September 2020, he served as the Group Vice President, Global Medical Affairs at BioMarin Pharmaceuticals Inc. Dr. Quartel held several prior positions at BioMarin and its European affiliate from July 2007 to February 2016, including Executive Medical Director of Global Medical Affairs, Senior Director of Medical Affairs for Europe, Middle East and Africa, and European Medical Director. Prior to BioMarin, Dr. Quartel held senior medical leadership roles where he was responsible for clinical development, pharmacovigilance, and medical affairs at Chiltern International Ltd. from September 2006 to July 2007, at Astellas Pharma Ltd. from January 2004 to September 2006, and at ICON Clinical Research from August 2001 to January 2004. Earlier in his career, Dr. Quartel worked as a clinical research fellow at UCLA Cedar Sinai and as a resident in cardio-thoracic surgery at Erasmus University Medical Center. Dr. Quartel received an M.D. from Erasmus University Medical School, Rotterdam, in the Netherlands, and a post graduate specialization in pharmaceutical medicine from the Faculty of Pharmaceutical Medicine in London. He is board certified by the General Medical Council (GMC) in pharmaceutical medicine in the United Kingdom.

Matthew T. Seibt has served as our Chief Commercial Officer since September 2019. He previously served as our acting Chief Commercial Officer from March 2019 to September 2019 and as our Vice President, Market Access and Reimbursement from April 2018 to March 2019. Prior to joining Acer, Mr. Seibt served as Director, Account Management, Market Access, and Reimbursement at Biogen Inc., a biotechnology company, from December 2014 to April 2018. Mr. Seibt holds a B.A. in Economics and Government from the University of Texas.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officer Compensation

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2021 and 2020.

2021 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)		All Other Compensation ($)	Total ($)
Chris Schelling	2021	$436,000	$—	$116,236	(3)	—	$552,236
President and Chief Executive Officer	2020	$436,000	$239,800	$—		—	$675,800
Harry S. Palmin	2021	$382,400	$—	$174,354	(3)	—	$556,754
Chief Operating Officer and Chief Financial Officer	2020	$382,400	$152,960			—	$535,360
Jefferson E. Davis (4)	2021	$326,667	$—	$308,130	(3)	—	$634,797
Chief Business Officer

(1)	Discretionary cash bonuses for fiscal year 2020 performance were approved by the Board on March 26, 2021 and paid on March 31, 2021.

(2)

Amounts shown in this column represent the aggregate grant date fair value of awards made during the years presented, calculated in accordance with Accounting Standards Codification Topic 718. See Note 2 to our financial statements appearing in our Annual Report on Form 10-K for a discussion of the relevant assumptions used in calculating these amounts.

(3)

Option awards were granted (i) on January 15, 2021 to Messrs. Schelling, Palmin, and Davis and (ii) on February 3, 2021 to Mr. Davis in connection with his promotion, each with an exercise price equal to the closing market price of our common stock on the Nasdaq Capital Market on the date of grant. The options are time-based. The option grants vest over a four-year period, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining shares vesting quarterly over the remaining three-year period, assuming continued service. The options have a standard post-service exercise period of 90 days. The options will accelerate and become fully vested immediately prior to a Change in Control (as defined in our 2018 Stock Incentive Plan), but only to the extent that the optionee remains in service immediately prior to such Change in Control.

(4)	Mr. Davis has served as Chief Business Officer since February 1, 2021.

Narrative Disclosure to Summary Compensation Table

Our Board reviews compensation annually for all of the executive officers. Compensation awarded to Named Executive Officers in 2021 and 2020 generally consisted of base salary, discretionary cash bonuses and equity awards for options to purchase shares of our common stock. In setting executive compensation, our Board previously retained the services of Radford (which is a part of Aon Hewitt, a business unit of Aon plc) as an independent compensation consultant and considered compensation for comparable positions in the market, the historical compensation levels of the executives, individual performance as compared to its expectations and objectives, the desire to motivate employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among elements of compensation. In reviewing the reports prepared by Radford, our Compensation Committee considered the independence of Radford pursuant to SEC rules and the corporate governance rules of the Nasdaq Capital Market and concluded that no conflict of interest exists that would prevent Radford from independently advising the Compensation Committee.

On February 22, 2018, we entered into an employment agreement with each of Messrs. Schelling and Palmin, and on February 1, 2021, we entered into an employment agreement with Mr. Davis. The terms and conditions of such employment agreements are described below and are identical for each executive officer, other than in respect of each individual’s title, duties, salary and target bonus percentage as set forth below.

Pursuant to each individual’s employment agreement, each executive is compensated at an annual base rate and is eligible to receive an annual discretionary cash bonus of up to a target bonus percentage of his base salary (i.e., 55% for Mr. Schelling and 40% for each of the other executive officers) per 12-month period, based upon the achievement of corporate objectives established from time to time by our Board, and subject to review and adjustment from time to time as determined by the Board. In addition, each executive receives our standard benefits and insurance coverage as generally provided to our employees. Each executive’s employment is at-will and he serves as an executive officer at the discretion of our Board.

In the event the executive’s employment is terminated by us without Cause (as defined in the agreement) or due to a Constructive Termination (as defined in the agreement), in each instance during the period commencing one month prior to a Change in Control (as defined in the agreement) and terminating 12 months after such Change in Control, the executive will be entitled to (i) a payment, less applicable taxes and withholdings, equal to his then-current base salary for a period of 12 months plus (ii) 1x times his annual discretionary target bonus calculated for such period. In the event the executive’s employment is terminated by us without Cause or due to a Constructive Termination occurring outside of a Change in Control Period (as defined in the agreement), the executive will be entitled to a payment, less applicable taxes and withholdings, equal to his then-current base salary for a period of 12 months. The executive would receive any such payment in the form of a lump sum 60 days following such termination of employment. In addition, whether in the context of a Change in Control or otherwise, (x) if the executive elects to continue his health insurance coverage under COBRA, then we will reimburse the executive for the same portion of the executive’s monthly premium over such 12-month period as we are then paying for health insurance coverage for active employees, and (y) to the extent not otherwise addressed by any equity-based compensation arrangements, the executive will be entitled to 12 months of credited vesting beyond the employment termination date for any outstanding equity-based awards. The severance benefits are subject to the executive having been continuously employed through the termination event as well as executing and delivering a general release and waiver of claims in favor of us. The timing of any payments to the executive under the employment agreement are subject to applicable requirements of Section 409A of the Internal Revenue Code of 1986 and the related Treasury Regulations and may be delayed or reformed to comply with such provisions. In the event any payment or benefit the executive might be entitled to receive would constitute a “parachute payment” under Section 280G of the Internal Revenue Code, such payment or benefit will be reduced so as not to trigger excise tax under Section 4999 of such Code.

2021 Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding equity awards as of December 31, 2021 for each of the Named Executive Officers.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Chris Schelling	1/15/21	—	40,000	(1)	$3.85	1/15/31
	2/1/19	49,842	22,658	(1)	$24.46	2/1/29
	10/4/17	46,000	—	(1)	$15.34	10/4/27
Harry S. Palmin	1/15/21	—	60,000	(1)	$3.85	1/15/31
	9/18/19	20,000	20,000	(2)	$3.42	9/18/29
	2/1/19	18,566	8,434	(1)	$24.46	2/1/29
	10/4/17	67,600	—	(1)	$15.34	10/4/27
Jefferson E. Davis	2/3/21	—	100,000	(1)	$3.89	2/3/31
	1/15/21	—	5,000	(1)	$3.85	1/15/31

(1)

These options are time-based and vest over a four-year period, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining shares vesting quarterly over the remaining three-year period, assuming continued service. The options have a standard post-service exercise period of 90 days. The options will accelerate and become fully vested immediately prior to a Change in Control (as defined in our 2010 Stock Incentive Plan and our 2018 Stock Incentive Plan, as applicable), but only to the extent that the optionee remains in service immediately prior to such Change in Control.

(2)

This option is time-based and 50% vested on January 1, 2021 and 50% vests on January 1, 2022. The option has a standard post-service exercise period of 90 days. The option will accelerate and become fully vested immediately prior to a Change in Control (as defined in our 2010 Stock Incentive Plan and our 2018 Stock Incentive Plan, as applicable), but only to the extent that the optionee remains in service immediately prior to such Change in Control.

Certain Relationships and Related Party Transactions

Transactions with Related Persons

Since January 1, 2020, we have engaged in the following reportable transactions with our directors, executive officers, beneficial holders of more than 5% of our voting securities, and affiliates or their immediate family members:

On July 24, 2020, we entered into a securities purchase agreement for the sale and issuance of an aggregate of 244,998 shares of our common stock, for an aggregate purchase price of $857,493, in a private placement transaction at a price per share of $3.50, which represented a 5.7% premium to the $3.31 closing price of the common stock on that day. The shares were purchased by the following directors, executive officers and employees:

Name	Relationship	Purchase Price	Number of Shares Purchased
Chris Schelling	President, Chief Executive Officer and Director	$499,999.50	142,857
Stephen J. Aselage	Chairman of the Board of Directors	$157,500.00	45,000
John M. Dunn	Director	$74,998.00	21,428
Donald R. Joseph	Chief Legal Officer and Secretary	$49,997.50	14,285
Jefferson Davis	Chief Business Officer (1)	$74,998.00	21,428

(1)	Mr. Davis was an employee at the time of the offering and was subsequently appointed as our Chief Business Officer on February 1, 2021.

The shares of common stock issued in the private placement constitute “restricted securities” under the federal securities laws and were subject to a minimum six-month holding period. The private placement closed on July 29, 2020.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information, as of December 31, 2021, with respect to our compensation plans under which common stock is authorized for issuance. These plans consist of our 2018 Stock Incentive Plan, 2013 Stock Incentive Plan, and 2010 Stock Incentive Plan. We believe that the exercise price for all of the options granted under these plans reflect at least 100% of fair market value on the dates of grant for the options at issue.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (A)	Weighted Average Exercise Price of Outstanding Options (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity Compensation Plans Approved by Stockholders	1,954,975	$8.16	456,778
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	1,954,975	$8.16	456,778

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth, as of April 1, 2022, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors and nominees; (c) our Named Executive Officers; and (d) all current directors and executive officers as a group. As of April 1, 2022, there were 14,310,244 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Beneficial Ownership Table

Beneficial Owner (1)	Number of Shares Owned		Percentage of Class
5% Stockholders (excluding Executive Officers and Directors):
Funds affiliated with TVM Capital Life Science	2,672,309	(2)	18.7%
Nantahala Capital Management, LLC	901,290	(3)	6.3%
Executive Officers and Directors:
Chris Schelling	2,010,261	(4)	13.9%
Harry S. Palmin	273,292	(5)	1.9%
Jefferson E. Davis	104,457	(6)	*
Jason Amello	39,000	(7)	*
Stephen J. Aselage	130,905	(8)	*
John M. Dunn	79,380	(9)	*
Michelle Griffin	39,000	(10)	*
All current directors and executive officers as a group (12 persons)	3,063,531	(11)	20.2%

*	Less than 1%

(1)

Unless otherwise indicated in the footnotes, the mailing address of the beneficial owner is c/o Acer Therapeutics Inc., One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458.

(2)

This information is based on Amendment No. 1 to Schedule 13D filed with the SEC on August 24, 2018. Consisting of shares of common stock beneficially owned by certain investment funds affiliated with TVM Capital Life Science as follows: (i) 1,697,709 shares of common stock held by TVM Life Science Ventures VII L.P. (“TVM VII LP”); (ii) 725,844 shares of common stock held by TVM Life Science Ventures VI GmbH & Co. KG (“TVM VI German”); and (iii) 248,756 shares of common stock held by TVM Life Science Ventures VI L.P. (“TVM VI Cayman”). With respect to the shares held by TVM VII LP, TVM LSV VII (GP) Ltd. (“TVM VII GP”) is the general partner of TVM VII LP. Luc Marengere, Reshentha Beeby, Gary Leatt, Hubert Birner, Stefan Fischer and Helmut Schühsler are members of the investment committee of TVM VII GP, which has voting and investment power with respect to these shares, and may be deemed to beneficially own such shares. TVM VII GP and Messrs. Birner, Fischer, Schühsler, Marengere and Leatt and Ms. Beeby each disclaim beneficial ownership of the reported securities, other than those shares which the reporting person owns of record. The address of TVM VII LP is 204, Rue Notre-Dame Ouest, Bureau 350, Montreal A8 H2Y 1TE, Canada. With respect to the shares held by TVM VI German, Messrs. Birner, Fischer and Schühsler are members of the investment committee of TVM Life Science Ventures Management VI L.P. (“TVM VI Management”), which is the managing limited partner of TVM VI German with voting and dispositive power over the shares held by TVM VI German, and may be deemed to beneficially own such shares. TVM VI Management and Messrs. Birner, Fischer and Schühsler each disclaim beneficial ownership of the shares held by TVM VI German, other than those shares which the reporting person owns of record. The address of TVM VI German is Ottostrasse 4, 80333 Munich, Germany. With respect to the shares held by TVM VI Cayman, Messrs. Birner, Schühsler and Fisher are members of the investment committee of TVM VI Management, which is the managing limited partner of TVM VI Cayman with voting and dispositive power over the shares held by TVM VI Cayman, and may be deemed to beneficially own such shares. TVM VI Management and Messrs. Birner, Schühsler and Fischer each disclaim beneficial ownership of the shares held by TVM VI Cayman, other than those shares which the reporting persons owns of record. The address of TVM VI Cayman is Ottostrasse 4, 80333 Munich, Germany.

(3)

This information is based on Amendment No. 3 to Schedule 13G filed with the SEC on February 14, 2022. Pursuant to the Schedule 13G/A, Nantahala Capital Management, LLC (“Nantahala”) and each of Wilmot B. Harkey and Daniel Mack, as managing members of Nantahala, share voting and investment power with respect to the shares, which are held by funds and separately managed accounts under control of Nantahala. The address for Nantahala and Messrs. Harkey and Mack is 130 Main Street, 2nd Floor, New Canaan, Connecticut 06840.

(4)	Consisting of: (i) 1,892,857 shares of common stock; and (ii) 117,404 shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

(5)	Consisting of: (i) 125,000 shares of common stock; and (ii) 148,292 shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

(6)	Consisting of: (i) 71,645 shares of common stock; and (ii) 32,812 shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

(7)	Represents shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

(8)	Consisting of: (i) 73,905 shares of common stock; and (ii) 57,000 shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

(9)	Consisting of: (i) 27,380 shares of common stock; and (ii) 52,000 shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

(10)	Represents shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

(11)	Consisting of: (i) 2,205,072 shares of common stock; and (ii) 858,459 shares of common stock underlying stock options exercisable within 60 days of April 1, 2022.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may be “householding” our proxy materials. If householding is in effect, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and/or annual report at their address and would like to request “householding” of their communications should contact their broker. We will deliver a separate set of proxy materials promptly upon written or oral request from a stockholder. Please direct any such requests to Investor Relations, Acer Therapeutics Inc., One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458, or call Investor Relations at (844) 902-6100.

OTHER BUSINESS

The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the person named in the accompanying form of proxy or his or her substitutes will vote in their discretion on those matters.

By Order of the Board of Directors,

/s/ Chris Schelling

Chris Schelling

President and Chief Executive Officer

April 15, 2022

Newton, Massachusetts

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR BY FOLLOWING THE INSTRUCTIONS ON YOUR VOTE INSTRUCTION FORM. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE VIRTUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING ELECTRONICALLY AT THE MEETING IF YOU ARE A STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A LEGAL PROXY ISSUED IN YOUR NAME.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

If you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact our proxy solicitor:

ADVANTAGE PROXY

(877) 870-8565 (toll free)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ACER THERAPEUTICS INC.	As a stockholder of Acer Therapeutics Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 19, 2022.

INTERNET/MOBILE —

https://www.cstproxyvote.com

Use the Internet to vote your proxy. Have your proxy card available when you access the above website and enter your control number. Follow the prompts to vote your shares.

Vote at the Meeting —

If you plan to attend the virtual online Annual Meeting, you will need the control number from your proxy card to vote electronically at the meeting.

To attend: https://www.cstproxy.com/acertx/2022

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD
IF YOU ARE VOTING BY INTERNET.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲
REVOCABLE PROXY	Please mark your votes ☒ like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3

PROPOSAL 1 – Election of Directors:

To elect five directors to hold office until the 2023 Annual Meeting of Stockholders.

WITHHOLD
Election of Directors		FOR	AUTHORITY
01 – Stephen J. Aselage 02 – Jason Amello 03 – John M. Dunn	04 – Michelle Griffin 05 – Chris Schelling	☐	☐

(To withhold authority to vote for any individual nominee, mark the “FOR” box and strike a line through that nominee’s name in the list above)

PROPOSAL 2 – Say on Pay:

To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3 – Ratification of Independent Registered Public Accounting Firm:

To ratify the appointment of BDO USA, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

Address Change? Mark Box.	☐

Indicate changes below:

CONTROL NUMBER

Signature Signature, if held jointly Date 2022
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders to be held on May 20, 2022:

Our 2022 Proxy Statement and 2021 Annual Report on Form 10-K are available at https://www.cstproxy.com/acertx/2022

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ACER THERAPEUTICS INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, MAY 20, 2022

The undersigned stockholder of Acer Therapeutics Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and appoints each of Harry S. Palmin and Donald R. Joseph, each with full power of substitution, as proxy to vote as specified in this Proxy all the shares of common stock of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 20, 2022 at 11:00 a.m. Eastern Time, via the Internet at https://www.cstproxy.com/acertx/2022. Each such proxy or substitute shall have and may exercise all of the powers of said proxy hereunder. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING ELECTRONICALLY AT THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)